Exhibit 10.2A

AMENDMENT NO. 1 TO CREDIT AGREEMENT
and
AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

          AMENDMENT NO. 1, dated as of April 18, 2002 (this “Amendment”), to and under (i) the Credit Agreement, dated as of January 5, 2001, among Insight Midwest Holdings, LLC, the Lenders party thereto, Bank of America, N.A. and TD Securities (USA), Inc., as Co-Syndication Agents, Fleet National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented, or otherwise modified, the “Credit Agreement”), and (ii) the Guarantee Agreement (as defined in the Credit Agreement).

RECITALS

          A.          Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.

          B.          The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement and the Guarantee Agreement as described below and the Administrative Agent is willing to so agree subject to the terms and conditions contained in this Amendment.

          Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

          1.          Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

            “Ohio Distribution Amount” means, as of any date of determination, an amount equal to (i) from the Effective Date through March 31, 2002, $37,000,000, (ii) from April 1, 2002 through December 31, 2002, $57,000,000, (iii) from January 1, 2003 through December 31, 2003, $67,000,000, and (iv) at all times thereafter, $77,000,000.

“Parent Loan” means the loan made by Insight Holdings, in cash, to the Parent in the principal sum of $100,000,000, as evidenced by the Parent Loan Note.

“Parent Loan Note” means the promissory note attached hereto as Exhibit J.

          2.          The defined term “Designated Holding Company Debt” contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

                       The Parent Loan shall constitute Designated Holding Company Debt.

          3.          The defined term “Consolidated Pro Forma Interest Expense” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the parenthetical phrase

“(other than any non-cash portion thereof)” in both places in which such phrase appears and inserting the following in its place:

(other than any non-cash portion thereof and, with respect to the Parent Loan, any payment of interest thereon)

          4.          Each of subsections (d), (g) and (h) of Section 7.8 of the Credit Agreement is hereby amended and restated in the form of the following paragraph bearing the same designation:

             (d)     the Borrower may declare and pay dividends and other distributions to holders of its Equity Interests, provided that (1) such distributions are for the sole purpose of paying cash interest that is due and payable on Designated Holding Company Debt (other than the Parent Loan), (2) after giving effect to any such distribution, the Borrower would be in pro forma compliance with all financial covenants including the Pro Forma Debt Service Ratio, and (3) no Default or Event of Default shall be in existence or would result therefrom;

             (g)     the Borrower may make one or more distributions to the Parent to allow the Parent to make investments in Insight Ohio or Insight Ohio Holdings, provided that both immediately before and after giving effect thereto (i) the aggregate sum of all distributions pursuant to this Section 7.8(g) shall not have a fair market value (determined at the time of each such distribution) in excess of the Ohio Distribution Amount, and (ii) no Default shall be in existence or would occur; and

             (h)     the Borrower may make one or more Restricted Payments (i) to the Parent in an aggregate amount not to exceed the initial principal amount of, and capitalized or accrued and unpaid interest from time to time on, the Parent Loan, provided that immediately before and after giving effect to each such Restricted Payment (a) no Default shall be in existence or would result therefrom, and (b) the Leverage Ratio shall and would be less than 4.25:1.00, and (ii) for any purpose, provided that immediately before and after giving effect to each such Restricted Payment (a) no Default shall be in existence or would result therefrom, and (b) the Leverage Ratio shall and would be less than 3.25:1.00.

          5.          Section 7.9 of the Credit Agreement is hereby amended by adding the following phrase immediately before the period at the end of such Section:

, and provided further that this Section shall not apply to any transaction that is permitted under clauses (g) or (h) of Section 7.8.

2

          6.          Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                       Section 7.14     Leverage Ratio

The Borrower will not permit the Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

Period	Ratio

Agreement Date through June 30, 2002	5.50:1.00
July 1, 2002 through June 30, 2003	5.25:1.00
July 1, 2003 through June 30, 2004	4.75:1.00
July 1, 2004 through June 30, 2005	4.25:1.00
July 1, 2005 through June 30, 2006	3.75:1.00
July 1, 2006 and thereafter	3.25:1.00

          7.          The Credit Agreement is further amended by adding thereto a new Exhibit J in the form of Exhibit J to this Amendment.

          8.          Section 10 of the Guarantee Agreement is hereby amended by adding the following to the end of such Section:

In addition to the foregoing, (i) the Parent shall use all proceeds of Restricted Payments made by the Borrower pursuant to Section 7.8(g) of the Credit Agreement to make investments in Insight Ohio or Insight Ohio Holdings, (ii) the Parent shall use all proceeds of Restricted Payments made by the Borrower pursuant to Section 7.8(h)(i) of the Credit Agreement to repay the principal of, and capitalized or accrued and unpaid interest on, the Parent Loan, and (iii) the Parent shall not, and shall not permit the Borrower or any Subsidiary thereof, to agree to amend, supplement or otherwise modify the terms of the Parent Loan in any way that would be adverse to the interests of the Lenders, including any amendment, supplement or other modification that would (1) increase the rate or effective rate of interest thereon, (2) add any make-whole or other premium, any prepayment or other penalty or any fee or any other cost or expense with respect thereto, (3) cause any payment in respect of the principal of, or interest (other than interest that is payable-in-kind) on the Parent Loan to be due and payable prior to December 31, 2010, (4) grant or agree to grant any collateral security for the repayment of any principal, interest or other amount in respect of the Parent Loan, or (5) have the Borrower or any Subsidiary issue or agree to issue any Guarantee in respect of all or any portion of the principal, interest or other sum in respect of the Parent Loan.

3

          9.          Paragraphs 1 through 8 above shall not be effective until such time, if any, as each of the following shall have occurred, provided that each of the following shall have occurred on or before May 15, 2002:

             (a)     the Administrative Agent (or its counsel) shall have received from the Issuing Bank, Required Lenders and each of the Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment,

             (b)     the Administrative Agent shall have received from the Borrower a certificate signed by a Financial Officer, acknowledging the Borrower’s receipt, following March 31, 2002, of a capital contribution by the Parent, in cash, in an amount not less than $97,000,000,

(c) following March 31, 2002, the Borrower shall have prepaid the aggregate outstanding principal balance of the Revolving Loans by not less than $97,000,000,

             (d)     the Borrower shall have paid to the Administrative Agent, for the account of each Lender that shall execute and deliver this Amendment to the Administrative Agent on or prior to April 18, 2002, an amendment fee equal to 0.10% of the aggregate sum of (i) such Lender’s Revolving Commitment and (ii) the outstanding principal balance of such Lender’s Term Loans, and

             (e)     the Administrative Agent shall have received all other fees and expenses payable by the Loan Parties in connection with this Amendment, including, without limitation, all reasonable fees and disbursements of its counsel to the extent invoiced.

          10.          Each of the Loan Parties hereby (i) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that, as of the date hereof, (a) it is in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party, (b) there exists no Default and (c) the representations and warranties made by it in the Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

          11.          This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

4

          12.          The Credit Agreement, the Guarantee Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment, consent, waiver, or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment, consent, waiver, or other modification in respect of any other term or condition of any Loan Document.

          13.          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

5

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO. 1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INSIGHT MIDWEST HOLDINGS, LLC
	By:	INSIGHT MIDWEST L.P., its sole member
	By:	INSIGHT COMMUNICATIONS COMPANY, L.P., its sole general partner
	By:	INSIGHT COMMUNICATIONS COMPANY, INC., its sole general partner
By:

	Name:	Dinesh C. Jain
	Title:	Senior Vice President and Chief Financial Officer

CONSENTED AND AGREED TO:

INSIGHT MIDWEST L.P.
By:	INSIGHT COMMUNICATIONS COMPANY L.P., its sole general partner
By:	INSIGHT COMMUNICATIONS COMPANY INC., its sole general partner
By:

Name:	Dinesh C. Jain
Title:	Senior Vice President and Chief Financial Officer

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO.1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

CONSENTED AND AGREED TO:

INSIGHT COMMUNICATIONS MIDWEST, LLC

By:	INSIGHT MIDWEST HOLDINGS, LLC, its sole member
By:	INSIGHT MIDWEST L.P., its sole member
By:	INSIGHT COMMUNICATIONS COMPANY, L.P., its sole general partner
By:	INSIGHT COMMUNICATIONS COMPANY, INC., its sole general partner
By:

Name:	Dinesh C. Jain
Title:	Senior Vice President and Chief Financial Officer

CONSENTED AND AGREED TO:

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.
By:	INSIGHT MIDWEST HOLDINGS, LLC, its general partner
By:	INSIGHT MIDWEST, L.P., its sole member
By:	INSIGHT COMMUNICATIONS COMPANY, L.P., its general partner
By:	INSIGHT COMMUNICATIONS COMPANY, INC., its general partner
By:

Name:	Dinesh C. Jain
Title:	Senior Vice President and Chief Financial Officer

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO.1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

CONSENTED AND AGREED TO:

INSIGHT KENTUCKY PARTNERS I, L.P.
By:	INSIGHT COMMUNICATIONS OF KENTUCKY, L.P., its general partner
By:	INSIGHT MIDWEST HOLDINGS, LLC, its general partner
By:	INSIGHT MIDWEST, L.P., its sole member
By:	INSIGHT COMMUNICATIONS COMPANY, L.P., its general partner
By:	INSIGHT COMMUNICATIONS COMPANY, INC., its general partner
By:

Name:	Dinesh C. Jain
Title:	Senior Vice President and Chief Financial Officer

CONSENTED AND AGREED TO:

INSIGHT KENTUCKY PARTNERS II, L.P.
By:	INSIGHT KENTUCKY PARTNERS I, L.P., its general partner
By:	INSIGHT COMMUNICATIONS OF KENTUCKY, L.P., its general partner
By:	INSIGHT MIDWEST HOLDINGS, LLC, its general partner
By:	INSIGHT MIDWEST L.P., its sole member
By:	INSIGHT COMMUNICATIONS COMPANY, L.P., its sole general partner
By:	INSIGHT COMMUNICATIONS COMPANY, INC., its sole general partner
By:

Name:	Dinesh C. Jain
Title:	Senior Vice President and Chief Financial Officer

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO.1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

THE BANK OF NEW YORK , individually, as Issuing Bank and as Administrative Agent

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO.1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

CONSENTED AND AGREED TO:
[_______________________]
By:

Name:

Title:

Exhibit J

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO.1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

PROMISSORY NOTE

$100,000,000	March 28, 2002
New York, New York

               FOR VALUE RECEIVED, the undersigned, Insight Midwest, L.P., a Delaware limited partnership (the “Borrower”), hereby promises to pay to the order of Insight Communications Company, Inc., a Delaware corporation (the “ Lender”), the aggregate principal amount of $100,000,000 (the “Loan”), and to pay interest from the date hereof on the principal balance of the Loan from time to time outstanding at a rate per annum equal to 9%, compounded semi-annually, at the office of the Lender located at 810 Seventh Avenue, New York, New York, or at such other place as the Lender may specify from time to time, in lawful money of the United States of America in immediately available funds, with the unpaid principal balance of the Loan and accrued and unpaid interest under this Note to be paid on January 31, 2011. Interest will be computed on the basis of a year of 360 days.

               This Note may be prepaid in whole or in part at any time without premium or penalty.  All payments on this Note will be applied first to any unpaid interest accrued at the time of payment (including compounded interest) and then to principal.  Any payment received after 11:30 a.m., New York City time will be deemed to have been received on the next succeeding business day for purposes of calculating interest under this Note.

               The Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

               Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.  The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted in writing by the Lender.  No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement with respect to which such waiver, amendment, modification or consent is to apply, entered into between the Borrower and the Lender.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION

INSIGHT MIDWEST HOLDINGS, LLC
AMENDMENT NO.1 TO CREDIT AGREEMENT
and
AMENDMENT NO.1 TO GUARANTEE AGREEMENT

DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.  THE BORROWER (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT SUCH LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

               IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

INSIGHT MIDWEST, L.P.

By:	INSIGHT COMMUNICATIONS COMPANY, L.P., General Partner

By:	INSIGHT COMMUNICATIONS COMPANY, INC., General Partner

By:

Name:

Title: